UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21846

CLOUGH GLOBAL OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen S. Gilomen, Secretary

Clough Global Opportunities Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: January 31, 2019

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

Clough Global Dividend and Income Fund
STATEMENT OF INVESTMENTS
January 31, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS 78.22%
Communication Services 4.66%
China Mobile, Ltd.	258,500	$2,711,118
Nintendo Co., Ltd.	1,706	529,851
T-Mobile US, Inc.(a)(b)	10,900	758,858
		3,999,827

Consumer Discretionary 3.83%
DR Horton, Inc.(b)(c)	37,226	1,431,340
Lennar Corp. - Class A(b)(c)	39,200	1,858,864
		3,290,204

Energy 0.10%
Fairway Energy LP(a)(d)(e)(f)(g)(h)	130,700	81,296

Financials 32.38%
Ares Capital Corp.(b)	164,300	2,678,090
Bank of America Corp.(b)(c)	102,791	2,926,460
Barings BDC, Inc.(b)(c)	115,900	1,147,410
Blackstone Mortgage Trust, Inc. - Class A(b)	89,700	3,093,753
China Life Insurance Co., Ltd. - Class H	722,000	1,779,433
Citigroup, Inc.(b)(c)	62,130	4,004,900
Golub Capital BDC, Inc.(b)	89,700	1,639,716
Granite Point Mortgage Trust, Inc.(b)	52,100	1,016,992
JPMorgan Chase & Co.(b)(c)	16,500	1,707,750
Ladder Capital Corp.(b)	49,652	859,476
Morgan Stanley	8,200	346,860
Ping An Insurance Group Co. of China, Ltd. - Class H	94,000	909,196
Solar Capital, Ltd.(b)	75,100	1,540,301
Starwood Property Trust, Inc.(b)	138,800	3,064,704
TPG Specialty Lending, Inc.(b)	54,600	1,082,718
		27,797,759

Health Care 11.88%
Amgen, Inc.(b)	7,590	1,420,165
Anthem, Inc.(b)(c)	4,720	1,430,160
Eli Lilly & Co.(b)(c)	10,200	1,222,572
Humana, Inc.(b)(c)	2,855	882,166
Johnson & Johnson(b)(c)	5,150	685,362
Pfizer, Inc.(b)	61,900	2,627,655
UnitedHealth Group, Inc.(b)(c)	4,300	1,161,860
Zoetis, Inc.(b)(c)	8,900	766,824
		10,196,764

Information Technology 18.92%
Broadcom, Ltd.(b)(c)	5,820	1,561,215
Cisco Systems, Inc.(b)(c)	26,200	1,238,998
Cypress Semiconductor Corp.	51,600	715,692
KLA-Tencor Corp.	6,800	724,676
Lam Research Corp.	4,280	725,802
Marvell Technology Group, Ltd.	39,100	724,523
	Shares	Value
Information Technology (continued)
Micron Technology, Inc.(a)(b)(c)	48,000	$1,834,560
Microsoft Corp.	18,000	1,879,740
NXP Semiconductors NV	8,400	731,052
Samsung Electronics Co., Ltd.	86,821	3,601,123
Visa, Inc. - Class A(b)	13,300	1,795,633
Xilinx, Inc.(b)(c)	6,300	705,222
		16,238,236

Real Estate 6.45%
China Resources Land, Ltd.	198,000	769,579
Community Healthcare Trust, Inc.(b)	94,900	3,133,598
SBA Communications Corp.(a)(b)(c)	8,950	1,633,643
		5,536,820

TOTAL COMMON STOCKS
(Cost $64,251,401)		67,140,906

CLOSED-END FUNDS 3.69%
Aberdeen Income Credit Strategies Fund(b)	25,800	300,570
Aberdeen Total Dynamic Dividend Fund(b)(c)	38,900	318,202
Advent Claymore Convertible Securities and Income Fund(b)	9,000	127,260
Apollo Senior Floating Rate Fund, Inc.(b)(c)	24,500	358,435
Blackstone / GSO Strategic Credit Fund(b)	15,833	227,362
Brookfield Real Assets Income Fund, Inc.(b)	18,200	383,110
Cornerstone Strategic Value Fund, Inc.(b)(c)	24,800	301,320
Cornerstone Total Return Fund, Inc.	25,500	301,410
Gabelli Convertible and Income Securities Fund, Inc.(b)	32,300	161,823
KKR Income Opportunities Fund(b)	10,200	153,000
Royce Value Trust, Inc.(b)	23,700	322,794
Wells Fargo Multi-Sector Income Fund(b)	17,807	213,862

TOTAL CLOSED-END FUNDS
(Cost $3,044,506)		3,169,148

PREFERRED STOCKS 9.32%
Annaly Capital Management, Inc.
Series H, 8.125%(b)	10,640	272,384
Series G, 6.500%(b)	37,476	893,053
Ares Management Corp.
Series A, 7.000%(b)	35,000	938,350
First Republic Bank
Series D, 5.500%(b)(c)	35,000	818,300
Global Medical REIT, Inc.
Series A, 7.500%(b)	10,900	270,320

	Shares	Value
PREFERRED STOCKS (continued)
M&T Bank Corp.
Series C, 6.375%(b)(c)	962	$962,000
New Mountain Finance Corp., 5.750%(b)(c)	40,000	996,800
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(b)(i)	22,000	555,280
Series B, 3M US L + 5.99%(b)(i)	10,000	249,400
Summit Hotel Properties, Inc.
Series E, 6.250%(b)	40,000	810,400
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(b)(i)	28,500	750,405
Series C, 3M US L + 5.011%(b)(c)(i)	20,000	481,000

TOTAL PREFERRED STOCKS
(Cost $8,192,753)		7,997,692

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 19.13%
Bank of America Corp.
Series FF, Perpetual Maturity, 3M US L + 2.931%(b)(c)(i)(j)	1,000,000	978,525
Series V, Perpetual Maturity, 3M US L + 3.387%(b)(c)(i)(j)	1,000,000	996,475
Bayer US Finance II LLC
07/15/2022, 2.200%(b)(c)(e)	$1,000,000	945,431
Citizens Financial Group, Inc.
09/28/2022, 4.150%(b)(c)(e)	1,325,000	1,336,921
Comcast Corp.
07/15/2046, 3.400%(b)	750,000	643,431
Fifth Third Bancorp
Perpetual Maturity, 3M US L + 3.0333%(b)(i)	750,000	705,169
Series J, Perpetual Maturity, 3M US L + 3.129%(b)(c)(i)(j)	1,000,000	985,000
Hercules Capital, Inc.
10/23/2022, 4.625%(b)(c)	1,000,000	962,592
Huntington Ingalls Industries, Inc.
11/15/2025, 5.000%(b)(e)	300,000	306,000
JPMorgan Chase & Co.
Series Z, Perpetual Maturity, 3M US L + 3.80%(b)(c)(i)(j)	1,250,000	1,269,181
Main Street Capital Corp.
12/01/2019, 4.500%(b)(c)	1,000,000	1,001,859
12/01/2022, 4.500%(b)(c)	500,000	504,071
Metropolitan Life Global Funding I
01/11/2024, 3.600%(b)(e)	700,000	709,409
NextEra Energy Capital Holdings, Inc.
10/01/2066, 3M US L + 2.0675%(i)	500,000	437,592
Penske Truck Leasing Co. LP / PTL Finance Corp.
03/14/2023, 2.700%(b)(c)(e)	1,000,000	956,566
Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
People's United Bank National Association
07/15/2024, 4.000%(b)	$800,000	$798,954
Solar Capital, Ltd.
01/20/2023, 4.500%(b)(c)	500,000	472,833
SVB Financial Group
01/29/2025, 3.500%	590,000	571,980
Towne Bank/Portsmouth VA
07/30/2027, 3M US L + 2.55%(b)(c)(i)	600,000	597,714
TPG Specialty Lending, Inc.
01/22/2023, 4.500%(b)(c)	750,000	742,104
Welltower, Inc.
04/01/2026, 4.250%	500,000	504,595

TOTAL CORPORATE BONDS
(Cost $16,654,489)		16,426,402

ASSET/MORTGAGE BACKED SECURITIES 0.11%
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%	86,735	94,585

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $86,735)		94,585

GOVERNMENT & AGENCY OBLIGATIONS 23.92%
U.S. Treasury Bonds
08/15/2019, 3.625%	1,000,000	1,005,957
02/15/2020, 3.625%(b)	4,000,000	4,042,891
11/15/2026, 6.500%(b)	1,000,000	1,277,187
08/15/2029, 6.125%(b)	1,000,000	1,317,656
05/15/2030, 6.250%(b)	1,000,000	1,346,934
05/15/2037, 5.000%(b)	775,000	1,022,970
02/15/2041, 4.750%(b)	1,000,000	1,297,930
05/15/2041, 4.375%(b)	1,000,000	1,236,445
08/15/2043, 3.625%(b)	1,000,000	1,111,855
11/15/2043, 3.750%	2,000,000	2,268,476
05/15/2048, 3.125%(b)	4,500,000	4,603,096

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $20,524,209)		20,531,397

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 3.12%
Money Market Funds 3.12%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (2.243% 7-day yield)	2,678,126	2,678,126
		2,678,126
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,678,126)		2,678,126

Value
Total Investments - 137.51%
(Cost $115,432,219)	$118,038,256

Liabilities in Excess of Other Assets - (37.51%)(k)	(32,197,094)

NET ASSETS - 100.00%	$85,841,162

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (8.40%)
Consumer Staples (0.81%)
Walgreens Boots Alliance, Inc.	(9,600)	(693,696)

Financials (3.75%)
American Express Co.	(7,300)	(749,710)
Deutsche Bank AG	(84,400)	(749,472)
Mediobanca Banca di Credito Finanziario SpA	(98,800)	(859,005)
UniCredit SpA	(74,853)	(864,308)
		(3,222,495)

Health Care (3.46%)
Alexion Pharmaceuticals, Inc.	(14,300)	(1,758,328)
Cardinal Health, Inc.	(15,400)	(769,538)
McKesson Corp.	(3,480)	(446,310)
		(2,974,176)

Industrials (0.38%)
Stericycle, Inc.	(7,300)	(321,784)

TOTAL COMMON STOCKS
(Proceeds $7,441,871)		(7,212,151)

EXCHANGE TRADED FUNDS (1.05%)
iShares® Nasdaq Biotechnology ETF	(8,200)	(899,458)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $745,478)		(899,458)

TOTAL SECURITIES SOLD SHORT
(Proceeds $8,187,349)		$(8,111,609)

Investment Abbreviations:
1D FEDEF - Federal Funds Effective Rate (Daily)
LIBOR - London Interbank Offered Rate

Libor Rates:
3M US L - 3 Month LIBOR as of January 31, 2019 was 2.74%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of January 31, 2019, the aggregate value of those securities was $90,138,164, representing 105.01% of net assets. (See Note 1 and Note 2).
(c)	Loaned security; a portion or all of the security is on loan as of January 31, 2019.
(d)	Security filed for bankruptcy on November 26, 2018.
(e)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2019, these securities had an aggregate value of $4,335,623 or 5.05% of net assets. These securities have been deemed liquid by the Advisor based on procedures approved by the Board. (See Note 1)
(f)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of January 31, 2019, these securities had an aggregate value of $81,296 or 0.10% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board. (See Note 1).
(g)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of January 31, 2019, these securities had an aggregate value of $81,296 or 0.10% of total net assets.
(h)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).
(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at January 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(j)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Banco Santander SA	$(826,703)	1D FEDEF - 50 bps	1 D FEDEF	05/20/2020	$(824,726)	$1,977
Morgan Stanley	Kweichow Moutai Co., Ltd.	3,252,561	1D FEDEF + 250 BPS	1 D FEDEF	05/29/2020	3,473,865	221,304
		$2,425,858				$2,649,139	$223,281

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Jiangsu Yanghe Brewery Joint	$1,816,461	1D FEDEF + 255 bps	1 D FEDEF	10/01/2020	$1,527,671	$(288,790)
Morgan Stanley	Jiangsu Yanghe Brewery Joint	112,599	1D FEDEF + 250 bps	1 D FEDEF	5/29/2020	104,288	(8,311)
		$1,929,060				$1,631,959	$(297,101)
		$4,354,918				$4,281,098	$(73,820)

Clough Global Equity Fund
STATEMENT OF INVESTMENTS
January 31, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS 113.32%
Communication Services 12.80%
China Mobile, Ltd.	286,500	$3,004,779
China Tower Corp., Ltd. - Class H(a)	3,062,000	655,545
GCI Liberty, Inc. - Class A(a)(b)(c)	86,921	4,424,279
Netflix, Inc.(a)(b)(c)	5,081	1,724,999
Nintendo Co., Ltd.	3,819	1,186,108
T-Mobile US, Inc.(a)(b)(c)	92,900	6,467,698
Zayo Group Holdings, Inc.(a)(b)	44,300	1,216,035
		18,679,443

Consumer Discretionary 13.09%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	39,060	6,581,219
Amazon.com, Inc.(a)(b)(c)	2,242	3,853,393
Carvana Co.(a)(b)	44,200	1,642,030
DR Horton, Inc.(b)(c)	64,621	2,484,678
Lennar Corp. - Class A(b)(c)	66,700	3,162,914
Pinduoduo, Inc. - ADR(a)(b)	47,300	1,381,633
		19,105,867

Energy 0.09%
Fairway Energy LP(a)(d)(e)(f)(g)(h)	217,600	135,347

Financials 32.15%
Ares Capital Corp.(b)	324,600	5,290,980
Bank of America Corp.(b)(c)	168,905	4,808,725
Blackstone Mortgage Trust, Inc. - Class A(b)	183,900	6,342,711
China Life Insurance Co., Ltd. - Class H	474,000	1,168,215
Citigroup, Inc.(b)(c)	90,519	5,834,855
Golub Capital BDC, Inc.(b)	193,109	3,530,033
Granite Point Mortgage Trust, Inc.(b)	156,800	3,060,736
JPMorgan Chase & Co.(b)(c)	27,500	2,846,250
Ladder Capital Corp.(b)	118,817	2,056,722
Morgan Stanley	13,900	587,970
Ping An Insurance Group Co. of China, Ltd. - Class H	92,700	896,622
Solar Capital, Ltd.(b)	116,000	2,379,160
Starwood Property Trust, Inc.(b)	301,000	6,646,080
TPG Specialty Lending, Inc.(b)	74,000	1,467,420
		46,916,479

Health Care 22.43%
Align Technology, Inc.(a)(b)(c)	5,310	1,321,925
Amgen, Inc.(b)	9,300	1,740,123
Anthem, Inc.(b)(c)	5,890	1,784,670
Apellis Pharmaceuticals, Inc.(a)(b)(c)	87,697	1,227,758
BeiGene, Ltd. - ADR(a)(b)(c)	7,000	906,360
BioMarin Pharmaceutical, Inc.(a)(b)(c)	12,500	1,227,125

	Shares	Value
Health Care (continued)
Boston Scientific Corp.(a)(b)(c)	54,000	$2,060,100
Centrexion Therapeutics(a)(e)(f)(g)(h)	416,666	749,999
Cigna Corp.(b)	5,815	1,161,895
Correvio Pharma Corp.(a)(b)(c)	319,900	1,180,431
CRISPR Therapeutics AG(a)(b)(c)	87,567	2,839,798
Elanco Animal Health, Inc.(a)(b)	30,800	898,744
Equillium, Inc.(a)(b)(c)	38,600	339,294
Galapagos NV - Sponsored ADR(a)(b)(c)	5,900	605,576
Gossamer Biosciences(a)(e)(f)(g)(h)	264,246	850,000
GW Pharmaceuticals PLC - ADR(a)(b)	4,690	669,498
Humana, Inc.(b)(c)	4,765	1,472,337
IDEXX Laboratories, Inc.(a)	3,000	638,340
Idorsia, Ltd.(a)(e)	27,100	467,086
Illumina, Inc.(a)(b)	1,700	475,643
Intra-Cellular Therapies, Inc.(a)(b)	20,500	246,820
Johnson & Johnson(b)(c)	7,650	1,018,062
Pfizer, Inc.(b)(c)	42,200	1,791,390
Teladoc Health, Inc.(a)(b)(c)	25,000	1,605,000
UnitedHealth Group, Inc.(b)(c)	5,840	1,577,968
Veracyte, Inc.(a)(b)(c)	103,000	1,873,570
Vertex Pharmaceuticals, Inc.(a)(b)(c)	4,020	767,458
Zoetis, Inc.(b)	14,300	1,232,088
		32,729,058

Industrials 3.26%
TransDigm Group, Inc.(a)(b)	12,145	4,748,695

Information Technology 26.65%
Broadcom, Ltd.(b)(c)	7,020	1,883,115
Cypress Semiconductor Corp.	87,000	1,206,690
Guidewire Software, Inc.(a)(b)(c)	13,300	1,152,844
Inphi Corp(b)(c)	32,200	1,269,968
KLA-Tencor Corp.	11,400	1,214,898
Lam Research Corp.	7,200	1,220,976
Lumentum Holdings, Inc.(a)(b)	37,600	1,839,016
Marvell Technology Group, Ltd.	66,000	1,222,980
Micron Technology, Inc.(a)(b)(c)	80,400	3,072,888
Microsoft Corp.(b)(c)	22,300	2,328,789
Mimecast, Ltd.(a)	44,500	1,671,865
NXP Semiconductors NV	14,000	1,218,420
Pluralsight, Inc. - Class A(a)(b)	34,300	1,028,314
Proofpoint, Inc.(a)	6,800	692,716
RingCentral, Inc. - Class A(a)(b)(c)	10,700	989,108
salesforce.com, Inc.(a)(b)(c)	24,540	3,729,344
Samsung Electronics Co., Ltd.	145,833	6,048,796
ServiceNow, Inc.(a)(b)(c)	5,120	1,126,502
Visa, Inc. - Class A(b)	22,400	3,024,224
WNS Holdings, Ltd. - ADR(a)(b)(c)	36,000	1,756,440
Xilinx, Inc.(b)(c)	10,600	1,186,564
		38,884,457

	Shares	Value
Real Estate 2.85%
Community Healthcare Trust, Inc.(b)	45,800	$1,512,316
SBA Communications Corp.(a)(b)(c)	14,500	2,646,685
		4,159,001

TOTAL COMMON STOCKS
(Cost $157,629,486)		165,358,347

CLOSED-END FUNDS 4.70%
Aberdeen Income Credit Strategies Fund(b)	17,200	200,380
Aberdeen Total Dynamic Dividend Fund(b)(c)	88,700	725,566
Apollo Senior Floating Rate Fund, Inc.(b)	20,000	292,600
Blackstone / GSO Strategic Credit Fund(b)	12,800	183,808
Brookfield Real Assets Income Fund, Inc.(b)	14,800	311,540
Calamos Global Dynamic Income Fund(b)	79,300	611,403
Cornerstone Strategic Value Fund, Inc.(b)(c)	81,400	989,010
Cornerstone Total Return Fund, Inc.(b)	84,200	995,244
Duff & Phelps Global Utility Income Fund, Inc.(b)	29,600	417,656
First Trust Intermediate Duration Preferred & Income Fund(b)	4,900	105,007
Gabelli Convertible and Income Securities Fund, Inc.(b)	52,800	264,528
KKR Income Opportunities Fund(b)	16,504	247,560
Nuveen Preferred & Income Securities Fund(b)	12,000	109,680
Royce Value Trust, Inc.	58,200	792,684
Voya Global Equity Dividend and Premium Opportunity Fund(b)	61,700	403,518
Wells Fargo Multi-Sector Income Fund(b)	17,800	213,778

TOTAL CLOSED-END FUNDS
(Cost $6,825,751)		6,863,962

PREFERRED STOCKS 5.53%
Annaly Capital Management, Inc.
Series G, 6.500%(b)	60,000	1,429,800
Ares Management Corp.
Series A, 7.000%(b)	71,000	1,903,510
First Republic Bank
Series D, 5.500%(b)	2,464	57,608
Global Medical REIT, Inc.
Series A, 7.500%(b)	17,700	438,960

	Shares	Value
PREFERRED STOCKS (continued)
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(b)(i)	48,692	$1,228,986
Series B, 3M US L + 5.99%(b)(i)	10,000	249,400
Summit Hotel Properties, Inc.
Series E, 6.250%(b)	40,000	810,400
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(b)(i)	51,000	1,342,830
Series C, 3M US L + 5.011%(b)(c)(i)	25,000	601,250

TOTAL PREFERRED STOCKS
(Cost $8,116,819)		8,062,744

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 0.67%
Bank of America Corp.
Series FF, Perpetual Maturity, 3M US L + 2.931%(b)(c)(i)(j)	$1,000,000	978,525

TOTAL CORPORATE BONDS
(Cost $997,500)		978,525

GOVERNMENT & AGENCY OBLIGATIONS 6.96%
U.S. Treasury Bonds
08/15/2026, 6.750%(b)	1,000,000	1,288,184
11/15/2026, 6.500%(b)	1,600,000	2,043,500
08/15/2029, 6.125%(b)	2,000,000	2,635,312
05/15/2044, 3.375%(b)	2,000,000	2,137,930
05/15/2048, 3.125%(b)	2,000,000	2,045,820

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $10,378,801)		10,150,746

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 10.13%
Money Market Funds 6.08%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (2.243% 7-day yield)	8,870,727	8,870,727
		8,870,727
U.S. Treasury Bills 4.05%
U.S. Treasury Bills
07/18/2019, 2.488%(b)(k)	$2,000,000	1,977,745
09/12/2019, 2.538%(b)(k)	2,000,000	1,970,298
12/05/2019, 2.525%(b)(k)	2,000,000	1,958,282
		5,906,325
TOTAL SHORT-TERM INVESTMENTS
(Cost $14,773,078)		14,777,052

Value
Total Investments - 141.31%
(Cost $198,721,435)	$206,191,376

Liabilities in Excess of Other Assets - (41.31%)(l)	(60,276,894)

NET ASSETS - 100.00%	$145,914,482

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (8.38%)
Consumer Staples (0.76%)
Walgreens Boots Alliance, Inc.	(15,400)	(1,112,804)

Financials (3.95%)
American Express Co.	(12,400)	(1,273,480)
Deutsche Bank AG	(159,100)	(1,412,808)
Mediobanca Banca di Credito Finanziario SpA	(161,400)	(1,403,275)
UniCredit SpA	(144,769)	(1,671,609)
		(5,761,172)

Health Care (3.30%)
Alexion Pharmaceuticals, Inc.	(23,000)	(2,828,080)
Cardinal Health, Inc.	(24,600)	(1,229,262)
McKesson Corp.	(5,900)	(756,675)
		(4,814,017)

Industrials (0.37%)
Stericycle, Inc.	(12,200)	(537,776)

TOTAL COMMON STOCKS
(Proceeds $12,719,089)		(12,225,769)

EXCHANGE TRADED FUNDS (3.63%)
Health Care Select Sector SPDR® Fund	(42,800)	(3,880,676)
iShares® Nasdaq Biotechnology ETF	(12,900)	(1,415,001)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $4,682,210)		(5,295,677)

TOTAL SECURITIES SOLD SHORT
(Proceeds $17,401,299)		$(17,521,446)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of January 31, 2019 was 2.74%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of January 31, 2019, the aggregate value of those securities was $160,910,956, representing 110.28% of net assets. (See Note 1 and Note 2).
(c)	Loaned security; a portion or all of the security is on loan as of January 31, 2019.
(d)	Security filed for bankruptcy on November 26, 2018..
(e)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2019, these securities had an aggregate value of $2,202,432 or 1.51% of net assets. These securities have been deemed liquid by the Advisor based on procedures approved by the Board. (See Note 1)
(f)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of January 31, 2019, these securities had an aggregate value of $1,735,346 or 1.19% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board. (See Note 1).
(g)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of January 31, 2019, these securities had an aggregate value of $1,735,346 or 1.19% of total net assets.
(h)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).
(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at January 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(j)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(k)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(l)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Banco Santander SA	$(1,380,869)	1D FEDEF - 50 bps	1 D FEDEF	05/20/2020	$(1,377,529)	$3,340
Morgan Stanley	Kweichow Moutai Co., Ltd.	5,470,478	1D FEDEF + 250 BPS	1 D FEDEF	5/29/2020	5,842,497	372,019
		$4,089,609				$4,464,968	$375,359

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Jiangsu Yanghe Brewery Joint	$2,405,032	1D FEDEF + 255 bps	1 D FEDEF	10/01/2020	$2,051,928	$(353,104)
Morgan Stanley	Jiangsu Yanghe Brewery Joint	185,636	1D FEDEF + 250 bps	1 D FEDEF	5/29/2020	171,933	(13,703)
		$2,590,668				$2,223,861	$(366,807)
		$6,680,277				$6,688,829	$8,552

Clough Global Opportunities Fund

STATEMENT OF INVESTMENTS

January 31, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS 103.01%
Communication Services 12.97%
China Mobile, Ltd.	662,000	$6,942,979
China Tower Corp., Ltd. - Class H(a)	7,060,000	1,511,478
GCI Liberty, Inc. - Class A(a)(b)(c)	203,562	10,361,306
Netflix, Inc.(a)(b)(c)	11,728	3,981,656
Nintendo Co., Ltd.	9,375	2,911,694
T-Mobile US, Inc.(a)(b)	215,900	15,030,958
Zayo Group Holdings, Inc.(a)(b)	101,700	2,791,665
		43,531,736

Consumer Discretionary 13.21%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	90,310	15,216,332
Amazon.com, Inc.(a)(b)(c)	5,147	8,846,303
Carvana Co.(a)(b)	103,720	3,853,198
DR Horton, Inc.(b)(c)	149,601	5,752,159
Lennar Corp. - Class A(b)(c)	156,200	7,407,004
Pinduoduo, Inc. - ADR(a)(b)	112,000	3,271,520
		44,346,516

Energy 0.10%
Fairway Energy LP(a)(d)(e)(f)(g)(h)	536,000	333,392

Financials 27.59%
Ares Capital Corp.(b)	619,100	10,091,330
Bank of America Corp.(b)(c)	404,710	11,522,094
Blackstone Mortgage Trust, Inc. - Class A(b)	364,700	12,578,503
China Life Insurance Co., Ltd. - Class H	1,108,000	2,730,764
Citigroup, Inc.(b)(c)	216,527	13,957,330
Golub Capital BDC, Inc.(b)	313,957	5,739,134
JPMorgan Chase & Co.(b)(c)	66,800	6,913,800
Ladder Capital Corp.(b)	207,758	3,596,291
Morgan Stanley	32,000	1,353,600
Ping An Insurance Group Co. of China, Ltd. - Class H	216,700	2,095,988
Solar Capital, Ltd.(b)	216,231	4,434,898
Starwood Property Trust, Inc.(b)	628,986	13,888,011
TPG Specialty Lending, Inc.(b)	186,183	3,692,009
		92,593,752

Health Care 18.25%
Align Technology, Inc.(a)(b)(c)	12,405	3,088,225
Amgen, Inc.(b)	21,450	4,013,509
Anthem, Inc.(b)(c)	13,780	4,175,340
Apellis Pharmaceuticals, Inc.(a)(b)(c)	214,401	3,001,614
BeiGene, Ltd. - ADR(a)(b)(c)	16,300	2,110,524
BioMarin Pharmaceutical, Inc.(a)(b)(c)	15,500	1,521,635
Boston Scientific Corp.(a)(b)(c)	41,300	1,575,595
	Shares	Value
Health Care (continued)
Centrexion Therapeutics(a)(e)(f)(g)(h)	1,361,111	$2,450,000
Cigna Corp.(b)	13,705	2,738,396
Correvio Pharma Corp.(a)	797,281	2,941,967
CRISPR Therapeutics AG(a)(b)(c)	204,510	6,632,259
Elanco Animal Health, Inc.(a)(b)	70,900	2,068,862
Equillium, Inc.(a)(b)	89,200	784,068
Gossamer Biosciences(a)(e)(f)(g)(h)	512,948	1,650,000
GW Pharmaceuticals PLC - ADR(a)(b)(c)	11,810	1,685,878
Humana, Inc.(b)(c)	11,200	3,460,688
IDEXX Laboratories, Inc.(a)	7,000	1,489,460
Illumina, Inc.(a)(b)	3,900	1,091,181
Intra-Cellular Therapies, Inc.(a)(b)	51,574	620,951
Johnson & Johnson(b)(c)	17,600	2,342,208
Pfizer, Inc.(b)(c)	77,800	3,302,610
UnitedHealth Group, Inc.(b)(c)	13,780	3,723,356
Vertex Pharmaceuticals, Inc.(a)(b)(c)	9,820	1,874,736
Zoetis, Inc.(b)	33,700	2,903,592
		61,246,654

Industrials 3.28%
TransDigm Group, Inc.(a)(b)	28,130	10,998,830

Information Technology 25.75%
Broadcom, Ltd.(b)(c)	16,480	4,420,760
Cypress Semiconductor Corp.	200,500	2,780,935
Guidewire Software, Inc.(a)(b)(c)	30,600	2,652,408
KLA-Tencor Corp.	26,400	2,813,448
Lam Research Corp.	16,610	2,816,724
Lumentum Holdings, Inc.(a)(b)(c)	88,365	4,321,932
Marvell Technology Group, Ltd.	152,000	2,816,560
Micron Technology, Inc.(a)(b)	186,600	7,131,852
Microsoft Corp.(b)	44,450	4,641,914
Mimecast, Ltd.(a)(b)(c)	104,330	3,919,678
NXP Semiconductors NV	32,400	2,819,772
Pluralsight, Inc. - Class A(a)(b)	79,200	2,374,416
Proofpoint, Inc.(a)(b)	16,000	1,629,920
RingCentral, Inc. - Class A(a)(b)(c)	24,700	2,283,268
salesforce.com, Inc.(a)(b)(c)	56,340	8,561,990
Samsung Electronics Co., Ltd.	337,357	13,992,743
ServiceNow, Inc.(a)(b)(c)	11,710	2,576,434
Visa, Inc. - Class A(b)	51,700	6,980,017
WNS Holdings, Ltd. - ADR(a)(b)(c)	85,147	4,154,322
Xilinx, Inc.(b)(c)	24,400	2,731,336
		86,420,429

Real Estate 1.86%
SBA Communications Corp.(a)(b)(c)	34,100	6,224,273

TOTAL COMMON STOCKS
(Cost $335,494,512)		345,695,582

	Shares	Value
CLOSED-END FUNDS 1.91%
Aberdeen Total Dynamic Dividend Fund(b)	88,600	$724,748
Advent Claymore Convertible Securities and Income Fund(b)	12,000	169,680
Blackstone / GSO Strategic Credit Fund(b)	15,200	218,272
Cornerstone Strategic Value Fund, Inc.(b)	191,400	2,325,510
Cornerstone Total Return Fund, Inc.(b)	197,900	2,339,178
Royce Value Trust, Inc.(b)	46,800	637,416

TOTAL CLOSED-END FUNDS
(Cost $6,300,041)		6,414,804

PREFERRED STOCKS 5.09%
Annaly Capital Management, Inc.
Series G, 6.500%(b)	65,000	1,548,950
Ares Management Corp.
Series A, 7.000%(b)	147,000	3,941,070
M&T Bank Corp.
Series A, 6.375%(b)	3,000	3,000,000
PennyMac Mortgage Investment Trust
Series B, 3M US L + 5.99%(b)(i)	70,000	1,745,800
Summit Hotel Properties, Inc.
Series E, 6.250%(b)	116,000	2,350,160
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(b)(i)	75,000	1,974,750
Series C, 3M US L + 5.011%(b)(c)(i)	105,000	2,525,250

TOTAL PREFERRED STOCKS
(Cost $17,493,550)		17,085,980

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS 14.12%
Ares Capital Corp.
02/10/2023, 3.500%(b)	$1,000,000	952,777
Bank of America Corp.
Series V, Perpetual Maturity, 3M US L + 3.387%(b)(c)(i)(j)	5,000,000	4,982,375
Citizens Financial Group, Inc.
Series B, Perpetual Maturity, 3M US L + 3.003%(b)(c)(i)(j)	2,000,000	1,905,450
Comcast Corp.
07/15/2046, 3.400%(b)	3,000,000	2,573,724
Fifth Third Bancorp
Perpetual Maturity, 3M US L + 3.0333%(b)(i)	2,000,000	1,880,450
Series J, Perpetual Maturity, 3M US L + 3.129%(b)(c)(i)(j)	4,000,000	3,940,000
Hercules Capital, Inc.
10/23/2022, 4.625%(b)(c)	3,000,000	2,887,777
Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS (continued)
JPMorgan Chase & Co.
Series Z, Perpetual Maturity, 3M US L + 3.80%(b)(c)(i)(j)	$4,750,000	$4,822,889
Main Street Capital Corp.
12/01/2022, 4.500%(b)(c)	3,750,000	3,780,537
Metropolitan Life Global Funding I
01/11/2024, 3.600%(b)(e)	2,800,000	2,837,634
NextEra Energy Capital Holdings, Inc.
10/01/2066, 3M US L + 2.0675%(i)	2,500,000	2,187,962
People's United Bank National Association
07/15/2024, 4.000%(b)	2,200,000	2,197,123
Solar Capital, Ltd.
01/20/2023, 4.500%(b)	2,500,000	2,364,164
SVB Financial Group
01/29/2025, 3.500%	2,000,000	1,938,916
Towne Bank/Portsmouth VA
07/30/2027, 3M US L + 2.55%(b)(i)	2,400,000	2,390,855
TPG Specialty Lending, Inc.
01/22/2023, 4.500%(b)(c)	4,250,000	4,205,254
Welltower, Inc.
04/01/2019, 4.125%(b)	33,000	33,026
04/01/2026, 4.250%(b)	1,500,000	1,513,786

TOTAL CORPORATE BONDS
(Cost $48,020,548)		47,394,699

GOVERNMENT & AGENCY OBLIGATIONS 14.33%
U.S. Treasury Bonds
08/15/2026, 6.750%(b)	4,250,000	5,474,780
11/15/2026, 6.500%(b)	3,150,000	4,023,141
08/15/2029, 6.125%(b)	3,375,000	4,447,090
02/15/2038, 4.375%(b)	4,000,000	4,929,375
05/15/2040, 4.375%(b)	3,000,000	3,703,945
02/15/2041, 4.750%(b)	3,000,000	3,893,789
05/15/2041, 4.375%(b)	3,000,000	3,709,336
08/15/2043, 3.625%(b)	4,000,000	4,447,422
05/15/2048, 3.125%(b)	10,000,000	10,229,101
11/15/2048, 3.375%	3,000,000	3,220,254

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $48,042,619)		48,078,233

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 6.06%
Money Market Funds 6.06%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (2.243% 7-day yield)	20,335,321	20,335,321
		20,335,321
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,335,321)		20,335,321

Value
Total Investments - 144.52%
(Cost $475,686,591)	$485,004,619

Liabilities in Excess of Other Assets - (44.52%)(k)	(149,418,337)

NET ASSETS - 100.00%	$335,586,282

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (8.54%)
Consumer Staples (0.78%)
Walgreens Boots Alliance, Inc.	(36,500)	(2,637,490)

Financials (4.01%)
American Express Co.	(28,600)	(2,937,220)
Deutsche Bank AG	(371,400)	(3,298,032)
Mediobanca Banca di Credito Finanziario SpA	(378,800)	(3,293,434)
UniCredit SpA	(339,568)	(3,920,901)
		(13,449,587)

Health Care (3.38%)
Alexion Pharmaceuticals, Inc.	(54,300)	(6,676,728)
Cardinal Health, Inc.	(58,400)	(2,918,248)
McKesson Corp.	(13,530)	(1,735,223)
		(11,330,199)

Industrials (0.37%)
Stericycle, Inc.	(28,500)	(1,256,280)

TOTAL COMMON STOCKS
(Proceeds $29,809,479)		(28,673,556)

EXCHANGE TRADED FUNDS (2.84%)
Health Care Select Sector SPDR® Fund	(67,700)	(6,138,359)
iShares® Nasdaq Biotechnology ETF	(30,800)	(3,378,452)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $8,351,194)		(9,516,811)

TOTAL SECURITIES SOLD SHORT
(Proceeds $38,160,673)		$(38,190,367)

Investment Abbreviations:
1D FEDEF - Federal Funds Effective Rate (Daily)
LIBOR - London Interbank Offered Rate

Libor Rates:
3M US L - 3 Month LIBOR as of January 31, 2019 was 2.74%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of January 31, 2019, the aggregate value of those securities was $361,296,189, representing 107.66% of net assets. (See Note 1 and Note 2).
(c)	Loaned security; a portion or all of the security is on loan as of January 31, 2019.
(d)	Security filed for bankruptcy on November 26, 2018..
(e)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2019, these securities had an aggregate value of $7,271,026 or 2.17% of net assets. These securities have been deemed liquid by the Advisor based on procedures approved by the Board. (See Note 1)
(f)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of January 31, 2019, these securities had an aggregate value of $4,433,392 or 1.32% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board. (See Note 1).
(g)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of January 31, 2019, these securities had an aggregate value of $4,433,392 or 1.32% of total net assets.
(h)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).
(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at January 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(j)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Appreciation
Morgan Stanley	Banco Santander SA	$(3,230,001)	1D FEDEF - 50 bps	1 D FEDEF	05/20/2020	$(3,222,300)	$7,701
Morgan Stanley	Kweichow Moutai Co., Ltd.	12,612,145	1D FEDEF + 250 BPS	1 D FEDEF	5/29/2020	13,471,136	858,991
		$9,382,144				$10,248,836	$866,692

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Depreciation
Morgan Stanley	Jiangsu Yanghe Brewery Joint	$5,644,976	1D FEDEF + 255 bps	1 D FEDEF	10/01/2020	$4,819,888	$(825,088)
Morgan Stanley	Jiangsu Yanghe Brewery Joint	432,883	1D FEDEF + 250 bps	1 D FEDEF	5/29/2020	400,929	(31,954)
		$6,077,859				$5,220,817	$(857,042)
		$15,460,003				$15,469,653	$9,650

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

Clough Global FundS

Notes to Quarterly Statement of Investments

January 31, 2019 (unaudited)

1. Organization and SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the Statement of Investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification Topic (“ASC”) 946 – Investment Companies.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities, including preferred stocks, exchange traded funds, closed-end funds and participation notes held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of January 31, 2019, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$3,999,827	$–	$–	$3,999,827
Consumer Discretionary	3,290,204	–	–	3,290,204
Energy	–	–	81,296	81,296
Financials	27,797,759	–	–	27,797,759
Health Care	10,196,764	–	–	10,196,764
Information Technology	16,238,236	–	–	16,238,236
Real Estate	5,536,820	–	–	5,536,820
Closed-End Funds	3,169,148	–	–	3,169,148
Preferred Stocks	7,997,692	–	–	7,997,692
Corporate Bonds	–	16,426,402	–	16,426,402
Asset/Mortgage Backed Securities	–	94,585	–	94,585
Government & Agency Obligations	–	20,531,397	–	20,531,397
Short-Term Investments
Money Market Funds	2,678,126	–	–	2,678,126
TOTAL	$80,904,576	$37,052,384	$81,296	$118,038,256

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$223,281	$–	$223,281

Liabilities
Securities Sold Short
Common Stocks	(7,212,151)	–	–	(7,212,151)
Exchange Traded Funds	(899,458)	–	–	(899,458)
Total Return Swap Contracts**	–	(297,101)	–	(297,101)
TOTAL	$(8,111,609)	$(73,820)	$–	$(8,185,429)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$18,679,443	$–	$–	$18,679,443
Consumer Discretionary	19,105,867	–	–	19,105,867
Energy	–	–	135,347	135,347
Financials	46,916,479	–	–	46,916,479
Health Care	31,129,059	–	1,599,999	32,729,058
Industrials	4,748,695	–	–	4,748,695
Information Technology	38,884,457	–	–	38,884,457
Real Estate	4,159,001	–	–	4,159,001
Closed-End Funds	6,863,962	–	–	6,863,962
Preferred Stocks	8,062,744	–	–	8,062,744
Corporate Bonds	–	978,525	–	978,525
Government & Agency Obligations	–	10,150,746	–	10,150,746
Short-Term Investments
Money Market Funds	8,870,727	–	–	8,870,727
U.S. Treasury Bills	–	5,906,325	–	5,906,325
TOTAL	$187,420,434	$17,035,596	$1,735,346	$206,191,376

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$375,359	$–	$375,359

Liabilities
Securities Sold Short
Common Stocks	(12,225,769)	–	–	(12,225,769)
Exchange Traded Funds	(5,295,677)	–	–	(5,295,677)
Total Return Swap Contracts**	–	(366,807)	–	(366,807)
TOTAL	$(17,521,446)	$8,552	$–	$(17,512,894)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$43,531,736	$–	$–	$43,531,736
Consumer Discretionary	44,346,516	–	–	44,346,516
Energy	–	–	333,392	333,392
Financials	92,593,752	–	–	92,593,752
Health Care	57,146,654	–	4,100,000	61,246,654
Industrials	10,998,830	–	–	10,998,830
Information Technology	86,420,429	–	–	86,420,429
Real Estate	6,224,273	–	–	6,224,273
Closed-End Funds	6,414,804	–	–	6,414,804
Preferred Stocks	17,085,980	–	–	17,085,980
Corporate Bonds	–	47,394,699	–	47,394,699
Government & Agency Obligations	–	48,078,233	–	48,078,233
Short-Term Investments
Money Market Funds	20,335,321	–	–	20,335,321
TOTAL	$385,098,294	$95,472,933	$4,433,392	$485,004,619

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$866,692	$–	$866,692

Liabilities
Securities Sold Short
Common Stocks	(28,673,556)	–	–	(28,673,556)
Exchange Traded Funds	(9,516,811)	–	–	(9,516,811)
Total Return Swap Contracts**	–	(857,042)	–	(857,042)
TOTAL	$(38,190,367)	$9,650	$–	$(38,180,717)

*	For detailed sector descriptions, see the accompanying Statements of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Dividend and Income Fund

Investments in Securities	Balance as of October 31, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of January 31, 2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2019
Common Stocks	$264,929	$–	$(183,633)	$–	$–	$–	$–	$81,296	$(183,633)
Total	$264,929	$–	$(183,633)	$–	$–	$–	$–	$81.296	$(183,633)

Clough Global Equity Fund

Investments in Securities	Balance as of October 31, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of January 31, 2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2019
Common Stocks	$2,041,074	$–	$(305,728)	$–	$–	$–	$–	$1,735,346	$(305,728)
Total	$2,041,074	$–	$(305,728)	$–	$–	$–	$–	$1,735,346	$(305,728)

Clough Global Opportunities Fund

Investments in Securities	Balance as of October 31, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of January 31, 2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2019
Common Stocks	$5,186,472	$–	$(753,080)	$–	$–	$–	$–	$4,433,392	$(753,080)
Total	$5,186,472	$–	$(753,080)	$–	$–	$–	$–	$4,433,392	$(753,080)

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Fund’s Level 3 investments at January 31, 2019:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(b)	Range/Premium
Clough Global Dividend and Income Fund	Energy	$81,296	Net Asset Value(a)	Adjusted Net Asset Value	0.00x – 1.23x
Clough Global Equity Fund	Energy	$135,347	Net Asset Value(a)	Adjusted Net Asset Value	0.00x – 1.23x
	Health Care	$1,599,999	Recent Financings	Transaction Price	N/A
Clough Global Opportunities Fund	Energy	$333,392	Net Asset Value(a)	Adjusted Net Asset Value	0.00x – 1.23x
	Health Care	$4,100,000	Recent Financings	Transaction Price	N/A

(a)	Due to bankruptcy filing by security, the valuation technique has changed.
(b)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Adjusted Net Asset Value	Increase	Decrease
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Exchange Traded Funds: Each Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

There was no written option or purchased option activity for the period ended January 31, 2019.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Each Fund held no futures contracts at the end of the period.

Swaps: During the period each Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the period ended January 31, 2019, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. As of and during the period ended January 31, 2019, each Fund held no warrants or rights.

Restricted and Illiquid Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 5% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

The Funds may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

The restricted securities held at January 31, 2019 are identified below and are also presented in the Funds' Statement of Investments:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Fair Value
Clough Global Dividend and Income Fund	Fairway Energy LP	0.10%	6/30/2015	130,700	$1,307,000	$81,296
Total		0.10%			$1,307,000	$81,296

Clough Global Equity Fund	Centrexion Therapeutics	0.51%	12/18/2017	416,666	749,999	749,999
	Fairway Energy LP	0.10%	6/30/2015	217,600	2,176,000	135,347
	Gossamer Biosciences	0.58%	7/20/2018	264,246	850,000	850,000
Total		1.19%			$3,775,999	$1,735,346

Clough Global Opportunities Fund	Centrexion Therapeutics	0.73%	12/18/2017	1,361,111	2,450,000	2,450,000
	Fairway Energy LP	0.10%	6/30/2015	536,000	5,360,000	333,392
	Gossamer Biosciences	0.49%	7/20/2018	512,948	1,650,000	1,650,000
Total		1.32%			$9,460,000	$4,433,392

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

2. CommitTed facility agreement

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On January 31, 2019, the pledged collateral was valued at $80,469,565, $147,677,966 and $331,473,013 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Maximum Commitment Financing allowed under the Agreement is $55,000,000, $85,000,000 and $207,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. As of January 31, 2019, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $47,000,000, $76,500,000 and $178,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on January 31, 2019, was 3.44%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re- register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either
(1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of January 31, 2019, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $34,461,801, $64,666,504 and $142,488,318, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the period ended January 31, 2019.

Item 2 - Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3 – Exhibits.

(a)	Separate certifications for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	March 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	March 29, 2019

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (Principal Financial Officer)

Date:	March 29, 2019